FILER:

     COMPANY DATA:
         COMPANY CONFORMED NAME:               CAPITAL MORTGAGE PLUS L P
         CENTRAL INDEX KEY:                    0000845875
         STANDARD INDUSTRIAL CLASSIFICATION:   SHORT-TERM

BUSINESS CREDIT INSTITUTIONS [6153]
         IRS NUMBER:                           133107178
         STATE OF INCORPORATION:               DE
         FISCAL YEAR END:                      1231

     FILING VALUES:
         FORM TYPE:                            8-K
         SEC ACT:
         SEC FILE NUMBER:                      000-18491
         FILM NUMBER:                          99500258

     BUSINESS ADDRESS:
         STREET 1:                             625 MADISON AVE
         CITY:                                 NEW YORK
         STATE:                                NY
         ZIP:                                  10022
         BUSINESS PHONE:                       2123175700

     MAIL ADDRESS:
         STREET 1:                             625 MADISON AVENUE
         CITY:                                 NEW YORK
         STATE:                                NY
         ZIP:                                  10022

     FORMER COMPANY:
         FORMER CONFORMED NAME:                CAPITAL INSURED MORTGAGE PLUS L P
         DATE OF NAME CHANGE:                  19890504

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): February 2,2005

                           Capital Mortgage Plus L.P.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    ---------
                 (State or other Jurisdiction of Incorporation)


        0-18491                                         13-3502020
 -----------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 317-5700
                               -------------------

                                 Not Applicable-
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 30, 2004, HR II Associates (the "Owner"), the owner of Holly Ridge II Apartments ("Holly Ridge"), prepaid its outstanding FHA Insured Mortgage Loan (the "Mortgage Loan") and Equity Loan (the "Equity Loan") held by Capital Mortgage Plus L.P.(the "Partnership") in full. The Mortgage Loan and the Equity Loan (collectively, the Holly Ridge Loans") were secured by a mortgage on the Holly Ridge property and partnership interests in the Owner.

The Partnership continues to hold interests in two Mortgage Loans (and related Equity Loans) with an aggregate remaining principal balance of approximately $11,768,590.

The outstanding debt prepaid to the Partnership with respect to the Holly Ridge Loans totaled $6,421,915.14, including the $5,034,666.14 outstanding balance of the Mortgage Loan, the $684,400 outstanding balance of the Equity Loan, and $702,849 of additional interest due pursuant to the Holly Ridge Loans. Interest income with respect to the Holly Ridge Loans recognized during the fiscal year ending December 31, 2004 was $1,021,719.

The Partnership expects to make a special distribution to BAC$holders of a portion of which is from the repayment proceeds from the Holly Ridge Loans and other Partnership cash reserves equal to $6,667,075.80 ($3.63 per BAC$). In addition, the General Partner will receive a special distribution equal to $67,344.20. The special distributions are expected to be paid together with the Partnership's regular quarterly distribution on February 14, 2005.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits


(a). Financial Statements

     Not Applicable

(b). Pro Forma Financial Information

     Not Applicable

(c). Exhibits

     None

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             CAPITAL MORTGAGE PLUS L.P.
                             (Registrant)
                             By: CIP ASSOCIATES, INC., General Partner


                             BY: /s/ Alan P. Hirmes
                                 ------------------
                                 lan P. Hirmes
                                 Senior Vice President
                                 February 2, 2005